EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Hope Bancorp, Inc (the “Company”) on Form 10-Q for the period ended September 30, 2017, as filed with the Securities and Exchange Commission (the “Report”), I, Alex Ko, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that:

     (1)    the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: November 8, 2017
/s/ Alex Ko
_______________________________________________________________________________
Alex Ko
Executive Vice President and Chief Financial Officer